SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

                   (Amendment No.      )


(xx)  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(xx)  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                         Rollins, Inc.

          (Name of Registrant as Specified In Its Charter)

                         Rollins Inc.

          (Name of Person(s) Filing Proxy Statement)


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(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

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          computed pursuant to Exchange Act Rule 0-11: *

* Set forth the amount on which the filing fee is calculated and state how
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( ) Check box if any part of the fee is offset as provided by Exchange
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( ) Filing Fee of $          was previously paid on           , 199 ,
    the date the Preliminary Proxy Statement was filed.

                             (Logo, see appendix)
                                 ROLLINS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                2170 PIEDMONT ROAD, N.E., ATLANTA, GEORGIA 30324
TO THE HOLDERS OF THE COMMON STOCK:
     PLEASE TAKE NOTICE that the 1994 Annual Meeting of Stockholders of Rollins, Inc., a Delaware corporation (the Company) will be held at the Company's offices located at 2170 Piedmont Road, N.E., Atlanta, Georgia on Tuesday, April 26, 1994, at 11:30 A.M., or any adjournment thereof, for the following purposes:
     (a) To elect two Class II directors to the Board of Directors;
     (b) To approve the proposed 1994 Employee Stock Incentive Plan; and
     (c) To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Proxy Statement dated March 18, 1994, is attached.
     The Board of Directors has fixed the close of business on February 28, 1994, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.
     Stockholders who do not expect to be present at the meeting are urged to complete, date, sign, and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.
                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Gene L. Smith, SECRETARY
Atlanta, Georgia
March 18, 1994

                                PROXY STATEMENT
     The following information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Stockholders to be held on April 26, 1994, is submitted by the Company to the stockholders for their information.
                   SOLICITATION OF AND POWER TO REVOKE PROXY
     A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors and in favor of the 1994 Employee Stock Incentive Plan.
     This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 18, 1994. A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority if he so elects, by contacting either proxyholder.
                                 CAPITAL STOCK
     The outstanding capital stock of the Company on February 28, 1994 consisted of 35,684,459 shares of Common Stock, par value $1.00 per share (excluding 5,747,355 treasury shares). Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on February 28, 1994, the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.
     The name and address of the executives named in the Summary Compensation Table and the name and address of each stockholder who owned beneficially five percent (5%) or more of the shares of Common Stock of the Company on February 28, 1994, together with the number of shares so owned and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of certain members of the Rollins family, and of the executive officers and directors of the Company as a group (according to information received by the Company) is set out below:

                                                                            AMOUNT        PERCENT OF
                           NAME AND ADDRESS                              BENEFICIALLY     OUTSTANDING
                         OF BENEFICIAL OWNER                               OWNED (1)        SHARES
R. Randall Rollins....................................................    14,367,040(2)       40.3
2170 Piedmont Road, N.E.
Atlanta, Georgia
Gary W. Rollins.......................................................    14,348,567(3)       40.2
2170 Piedmont Road, N.E.
Atlanta, Georgia
Mario Gabelli.........................................................     1,963,975(4)        5.5
655 Third Avenue
New York, New York
Gene L. Smith.........................................................         2,500(5)      --
2170 Piedmont Road, N.E.
Atlanta, Georgia
All Directors and Executive Officers as a group
(8 persons)...........................................................    14,851,391(6)       41.6

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(2) Includes 638,876 shares of the Company held as Trustee, Guardian, or Custodian for his children and grandchildren, or as custodian for the children of his brother, Gary W. Rollins. Also includes
                                       1

    1,282,200 shares of the Company held in five trusts of which he is a Co-Trustee and as to which he shares voting and investment power. Does not include 51,870* shares of the Company held by his wife. Also includes 10,419,000 shares owned by LOR, Inc. Mr. Rollins is an officer, director and stockholder of LOR, Inc. Also includes 1,080,000 shares owned by The May Partnership. Mr. Rollins is an officer, director and stockholder of Rollins Holding Company, Inc., the corporation which is the sole general partner of The May Partnership. Also includes 773,288 shares owned by Mr. O. Wayne Rollins' Estate. Mr. Rollins is the Co-Executor and Co-Trustee of this estate.
(3) Includes 198,969 shares of the Company held as Trustee or Custodian for his children or as Custodian for a child of his brother, R. Randall Rollins, and 1,248,600 shares of the Company in five trusts of which he is Co-Trustee and as to which he shares voting and investment power. Does not include 57,079* shares of the Company held by his wife. Also includes 10,419,000 shares owned by LOR, Inc. Mr. Rollins is an officer, director and stockholder of LOR, Inc. Also includes 1,080,000 shares owned by The May Partnership. Mr. Rollins is an officer, director and stock-holder of Rollins Holding Company, Inc., the corporation which is the sole general partner of The May Partnership. Also includes 773,288 shares owned by Mr. O. Wayne Rollins' Estate. Mr. Rollins is the Co-Executor and Co-Trustee of this estate.
(4) Based upon information received by the Company, an aggregate of 1,963,975 shares of Company Common Stock are beneficially owned by Mario Gabelli and entities controlled directly or indirectly by Mario Gabelli as follows:
    GAMCO Investors, Inc., 1,326,675 shares; Gabelli Funds, Inc., 630,000 shares; Gabelli and Company, 2,800 shares; and Mr. Mario Gabelli, 4,500 shares. Several of these entities share voting and disposition powers with respect to the shares of Company Common Stock held by them.
(5) Mr. Smith owns less than 1% of outstanding shares. This includes 2,323 incentive stock options that are currently exercisable.
(6) Shares held in trusts as to which more than one officer and/or director are Co-Trustees have been included only once. These shares include shares held by LOR, Inc. and The May Partnership.
    * Messrs. R. Randall Rollins and Gary W. Rollins disclaim any beneficial interest in these holdings.
                             ELECTION OF DIRECTORS
     Two individuals are to be elected at the Annual Meeting to serve as Class II directors for a term of three years, and until the election and qualification of their successors. Five other individuals serve as directors but are not standing for re-election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company's Bylaws which provide for the election of directors for staggered terms, with each director serving a three year term. Unless authority is withheld, the proxy holders will vote for the election of the first two persons named below to three year terms as directors. Although Management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.
                                       2

     The name and age of each of the two nominees, his principal occupation, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by him and the percentage of outstanding shares that ownership represents, all as of the close of business January 31, 1994, (according to information received by the Company) are set out below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                         SHARES       PERCENT OF
                                                                SERVICE AS             OF COMMON      OUTSTANDING
NAME OF NOMINEE                PRINCIPAL OCCUPATION (1)          DIRECTOR     AGE      STOCK (2)        SHARES
CLASS II (NEW TERM EXPIRES 1997)
John W. Rollins (3)      Chairman of the Board and Chief         1948 to       77    15,510(7)          *
                         Executive Officer of Rollins Truck      date
                         Leasing Corp. (vehicle leasing and
                         transportation); Chairman of the
                         Board and Chief Executive Officer of
                         Rollins Environmental Services, Inc.
                         (hazardous waste treatment and
                         disposal)
Gary W. Rollins (3)      President and Chief Operating           1981 to       49    14,348,567(5)      40.2
                         Officer (since 1984)                    date
CLASS I (TERM EXPIRES 1996)
R. Randall Rollins (3)   Chairman of the Board and Chief         1968 to       62    14,367,040(4)      40.3
                         Executive Officer of the Company        date
                         (since October 1991); Senior Vice
                         Chairman of the Board of the Company
                         (October 1983-October 1991); Chair-
                         man of the Board, Chief Executive
                         Officer of RPC Energy Services, Inc.
                         (oil and gas field services and boat
                         manufacturing) (since 1984)
Henry B. Tippie          Chairman of the Board and Chief         1960 to       67    1,244,750(6)       3.5
                         Executive Officer of Tippie             1970;
                         Communications, Inc. (radio             1974 to
                         stations); Chairman of the Executive    date
                         Committee and Vice Chairman of the
                         Board of Rollins Truck Leasing Corp.
                         (vehicle leasing and transpor-
                         tation); Chairman of Executive
                         Committee, Rollins Environmental
                         Services, Inc. (hazardous waste
                         treatment and disposal); and
                         Chairman of Executive Committee of
                         Matlack Systems, Inc. (bulk truck-
                         ing and terminaling)

                                       3

                                                                                         SHARES       PERCENT OF
                                                                SERVICE AS             OF COMMON      OUTSTANDING
NAME OF NOMINEE                PRINCIPAL OCCUPATION (1)          DIRECTOR     AGE      STOCK (2)        SHARES
James B. Williams        Chairman, CEO, and Director of          1978 to       61    1,500              *
                         SunTrust Banks, Inc. (bank holding      date
                         company) (since April 1991);
                         President, CEO and Director of
                         SunTrust Banks, Inc. (bank holding
                         company) (April 1990-April 1991);
                         Vice Chairman and Director of Sun-
                         Trust Banks, Inc. (bank holding
                         company) (July 1984-April 1990);
                         President and Director of Trust
                         Company Bank (bank holding company)
                         (June 1981-January 1989); President
                         and Director of Sun Banks, Inc.
                         (bank holding company) (from January
                         1986 - January 1989)
CLASS III (TERM EXPIRES 1995)
Wilton Looney            Honorary Chairman of the Board of       1975 to       74    1,500              *
                         Genuine Parts Company (automotive       date
                         parts distributor)
Bill J. Dismuke          President of Edwards Baking Company     1984 to       57    900                *
                         (manufacturer of baked pies and pie     date
                         pieces) (since 1991); President and
                         Chief Executive Officer of Jackson
                         and Coker, Inc. (Physician
                         recruiting) (1987-1990)

* Less than .1% of outstanding shares.
(1) Each of the directors has held the positions of responsibility set out in this column (but not necessarily his present title) for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the boards of directors of the following companies: John W. Rollins: FPA Corporation and Matlack Systems, Inc.; James
    B. Williams: The Coca-Cola Company, Genuine Parts Company, Sonat, Inc., and Georgia-Pacific Corp.; Gary W. Rollins: Rollins Truck Leasing Corporation;
    R. Randall Rollins: Trust Company Bank. All persons named in the above table, other than Bill J. Dismuke, are also directors of RPC Energy Services, Inc.
(2) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.
(3) R. Randall Rollins and Gary W. Rollins are brothers. John W. Rollins is their uncle.
(4) (See information contained in footnote (2) to the table appearing in Capital Stock section.)
(5) (See information contained in footnote (3) to the table appearing in Capital Stock section.)
(6) Includes 905,100** shares of Common Stock of the Company in four trusts of which he is Co-Trustee and as to which he shares voting and investment power and 5,000** shares in a trust of which he is the sole Trustee. Does not include shares of Common Stock of the Company owned by The May Partnership, an interest in which is indirectly held by a trust of which Mr. Tippie is
                                       4
    a Co-Trustee but not a beneficiary, 150** shares held by his wife, or 450** shares held by his wife as Trustee for his children.
(7) Does not include 1,070** shares held by his wife as custodian for his children.
** Messrs. John W. Rollins and Henry B. Tippie disclaim any beneficial interest in these holdings.
            BOARD OF DIRECTORS COMPENSATION, COMMITTEES AND MEETINGS
     During 1993, non-employee Directors received $500 for each meeting of the Board of Directors or committee they attended, in January 1993 and $550 for each meeting of the Board of Directors or committee they attended after January, 1993 plus $8,800 per year, from the Company.
     The Audit Committee of the Board of Directors of the Company consists of Henry B. Tippie, Chairman; Wilton Looney; and James B. Williams. The Audit Committee had two meetings during the year ending December 31, 1993. Its functions are to select a firm of certified public accountants whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year for which they are appointed and to monitor the effectiveness of the audit efforts and the Company's financial and accounting organization and financial reporting. The Compensation Committee of the Board of Directors of the Company consists of Henry B. Tippie, Chairman; Wilton Looney; and James B. Williams. The Compensation Committee had one meeting during the year ending December 31, 1993. The function of the Compensation Committee is to review the Company's executive compensation structure and recommend to the Board any changes to insure continued effectiveness. It also administers the Rollins Stock Option Plan and Stock Appreciation Rights Plan. The Board of Directors met, or took action by way of unanimous consent, four times during the year ended December 31, 1993. Each director attended all of the board meetings and meetings of committees on which he served during 1993. The Company does not have a nominating committee of the Board of Directors.
         REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S
PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.
         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
OVERVIEW
     The Compensation Committee is comprised of outside directors who are not eligible to participate in the plans administered by the Committee and over whose names this report is presented. The Committee reviews and approves the compensation of the Company's top executives annually. The actions of top executives have a profound impact on the short-term and long-term profitability of the Company. Therefore, the design of the executive compensation package is very important.
     The Company has an executive compensation package that is driven by an increase in shareholder value, the overall performance of the Company, and the individual performance of the executive. The measures of the Company's performance include sales revenue and income. The three main components of the executive compensation package are a stock-based incentive plan, cash based incentive plans, and a base salary.
STOCK BASED INCENTIVE PLAN
     At the Company's 1984 Annual Meeting the stockholders approved the Company's Employee Stock Option Plan. A total of 1,200,000 shares was reserved for issuance under the plan. As of December 31, 1993, options pertaining to a total of 246,900 shares had been granted since inception of the plan. After the date of grant of an option, the stock becomes eligible for purchase in 20% increments per year beginning at the end of the first year. Options have a life of ten years. The options generally also expire upon termination of employment.
                                       5

     The exercise price of the option at the time of grant equals the market price of the underlying stock. This plan has been effective in focusing attention on shareholder value since the value of the options will increase as the stock appreciates. This has been an important incentive during 1993 as the Rollins, Inc. Stock closed at $27 1/4 per share on December 31, 1993 as compared to a closing price of $24 1/2 on December 31, 1992. (Prices reflect a 3 for 2 stock split for shareholders of record November 10, 1992.) This price increase resulted in an appreciation percentage of 11.2% for the fiscal year 1993.
     During 1993, the Chief Financial Officer, Gene L. Smith, was granted 800 stock options and 800 independently exercisable stock appreciation rights. The grant was subjectively based on the Company's achievement of sales revenue and income objectives. The Chief Executive Officer, R. Randall Rollins, and the President and Chief Operating Officer, Gary W. Rollins, were not considered for grants in 1993.
     The 1984 Employee Stock Option Plan expires in fiscal year 1994. Therefore, the Company will propose a new 1994 Employee Stock Incentive Plan at the April 26, 1994 shareholders' meeting. A total of 1,200,000 shares have been reserved for issuance under the new plan. A summary of the new plan is contained in this proxy statement under the heading Proposal To Approve The Rollins, Inc. 1994 Employee Stock Incentive Plan.


The Committee thinks it unlikely that any participants in the Company's stock plans will, in the foreseeable future, receive in excess of $1 million in aggregate compensation (the maximum amount for which an employer may claim a compensation deduction pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, unless certain performance-related compensation exemptions are met) during any fiscal year, and has therefore determined that since the exemption requirement does not apply, the Company will not change its various compensation plans, or otherwise meet the requirements of such exemptions, at this time.

CASH BASED INCENTIVE PLANS
     The second component of the executive compensation package is cash-based incentive plans. The Company offers two cash-based incentive plans, the Stock Appreciation Rights Plan or Long-term Plan, and the Performance Bonus Plan or Short-term Plan.
     There is significant emphasis on long-term performance in the Stock Appreciation Rights Plan. Participation in the plan is limited to a select group of senior management who have material impact on the operating results of the Company. These rights have a ten year maturity and the value at time of grant equals the market value of the stock. Therefore, as the price of the Company's stock appreciates, the Stock Appreciation Rights increase in value. This plan provides participants a significant focus on long-term shareholder value growth. The plan also provides an excellent way for the Company to retain senior management as the plan contains a provision that all rights will be forfeited upon discontinuance of employment.
     The Performance Bonus Plan has more emphasis on short-term performance by evaluating performance over a 12 month operating cycle. This plan has a payout which is subjectively based on income, budget objectives, and other individual specific performance objectives. These specific performance objectives relate to each executive improving the contribution of his functional areas of responsibility to further enhance the earnings of the Company. Of the three named executives, only the Chief Financial Officer, Gene L. Smith, participates in this plan. The Company's philosophy is that the executive should receive a bonus only if certain performance targets are met. This means that a significant portion of the compensation package is at risk. The Performance Bonus as a percent of total compensation will vary in accordance with the type of executive position. The named executive participating in this plan received approximately 20% of his total 1993 cash compensation in a Performance Bonus. During 1993, Mr. Smith met, and in some instances exceeded, his specific performance and budget objectives. The Company also achieved its income objectives for the fiscal year 1993. Other senior managers with direct responsibilities for sales and other operational areas received higher Performance Bonuses of approximately 40% of their total 1993 cash compensation.
     The financial goals for incentive plans are stretch goals, being neither easy nor unreachable. They reflect a steady increase in income and continuing growth. During the past few years several senior managers have earned minimal incentives for one or more years' performance.
BASE SALARY
     The third component is base salary. The Company believes that it is important for senior management to receive acceptable salaries so the Company can keep the talent it needs to meet the challenges in today's environment. The factors used in determining base salary include the recent profit performance of the Company, the magnitude of responsibilities and contributions, the scope of the
                                       6
position, and individual performance. Approximately one half of the merit percentage increases are based on attainment of the profit performance objective. The remaining half of the merit increase is determined subjectively based upon the three other criteria mentioned above. The salaries of senior management are reviewed annually.
CEO PAY
     The 1993 cash compensation of R. Randall Rollins, Chairman and Chief Executive Officer, was $437,632. This represents the total compensation for Mr. Rollins of which no portion was in performance driven bonuses. This represented a 22% increase from his 1992 salary of $357,632. Factors used to determine his base salary include his performance and the scope of his responsibilities. His 1993 base salary increase was subjectively based on these factors and on the Company achieving its sales revenue and net income objectives.
CONCLUSION
     The Committee believes that this mix of conservative salaries, cash incentives for both long-term and short-term performance, and the potential for equity ownership in the Company represents a balance that will motivate the management team to continue to produce the type of results that the Company has historically achieved. The Committee further believes this program strikes an appropriate balance between the interests of Rollins, Inc. in operating its businesses and appropriate rewards based on shareholder value.
                                          Henry B. Tippie, Chairman
                                          Wilton Looney
                                          James B. Williams
                                       7

                               PERFORMANCE GRAPH
     As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five year comparison of the cumulative total stockholder return based on the performance of the stock of the Company as compared with both a broad equity market index and an industry or peer group index. The indices included in the following graph are the S&P 500 Index and the S&P 500 Commercial Services Index.



                        (Graph, see appendix)


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The following directors serve on the Company's Compensation Committee:
Henry B. Tippie, Wilton Looney, and James B. Williams. None of these individuals are employees of the Company. No executive officer of the Company serves on a Compensation Committee of another company. R. Randall Rollins, an executive of the Company, serves on the Board of Directors of Trust Company Bank, a subsidiary of SunTrust Banks, Inc. Mr. Williams is the Chairman and Chief Executive Officer of SunTrust Banks, Inc. Mr. Rollins is not on the Compensation Committee of either SunTrust or Trust Company Bank. Rollins, Inc. maintains a significant banking relationship with Trust Company Bank. All banking services provided by Trust Company Bank are priced at market-competitive rates.
                                       8

                             EXECUTIVE COMPENSATION
     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ended December 31, 1993, 1992, and 1991, of those persons who were, at December 31, 1993 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the named executives):
                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                                COMPENSATION
                                                                 SECURITIES
                                 ANNUAL COMPENSATION             UNDERLYING
   NAME AND PRINCIPAL                 SALARY                     OPTIONS/SARs      ALL OTHER
        POSITION            YEAR       (1)         BONUS     GRANTED (POUND)(2)  COMPENSATION(3)
R. Randall Rollins           1993    $437,632     $    --          --                $2,830
Chairman of the Board &      1992     357,632          --          --                 2,746
Chief Executive Officer      1991     257,632          --          --                 2,666
Gary W. Rollins              1993     757,632          --          --                 2,830
President &                  1992     657,632          --          --                 2,746
Chief Operating Officer      1991     557,632          --          --                 2,666
Gene L. Smith                1993     137,400      30,528         1,600               2,015
Chief Financial Officer      1992     127,200      27,600          --                 1,857
                             1991     120,000      22,919         1,800               1,715

(1) Amounts include compensation deferred in the Company's 401(k) Plan.
(2) Gene L. Smith received 800 Incentive Stock Options and 800 Stock Appreciation Rights during 1993 and received 900 Incentive Stock Options and 900 Stock Appreciation Rights during 1991. No other long-term incentive awards were granted to the named executives.
(3) Effective October 1, 1983, the Company adopted the Rollins Retirement Account (Retirement Account), a qualified retirement plan designed to meet the requirements of Section 401(k) of the Internal Revenue Code. The Retirement Account provides for a matching contribution of forty cents ($.40) for each one dollar ($1.00) of a participant's contribution to the Retirement Account, not to exceed 3 percent of his or her annual compensation (which includes commissions, overtime and bonuses). Participants accrue benefits under the Retirement Account in lieu of payment of compensation to the participant. The amounts shown in this column represent the Company match for the named executives.
                                       9

                     OPTION/SAR GRANTS IN FISCAL YEAR 1993
     The following table sets forth stock options and Stock Appreciation Rights granted in the fiscal year ending December 31, 1993 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option and stock appreciation right (SARs) grants based on individual performance. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms, assuming compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                                                                  POTENTIAL
                                                                               REALIZABLE VALUE
                          INDIVIDUAL GRANTS (1)                                       AT
                      NUMBER OF                                                 ASSUMED ANNUAL
                      SECURITIES     % OF TOTAL                                 RATES OF STOCK
                      UNDERLYING    OPTIONS/SARS                                    PRICE
                       OPTIONS/      GRANTED TO     EXERCISE                     APPRECIATION
                         SARS        EMPLOYEES      OR BASE                    FOR OPTION TERM
                       GRANTED       IN FISCAL       PRICE      EXPIRATION           (2)
       NAME            (POUND)       YEAR 1993       ($/SH)        DATE       5%($)      10%($)
R. Randall Rollins        --           --              --           --           --         --
Gary W. Rollins           --           --              --           --           --         --
Gene L. Smith            800 (3)        8.1%         $ 25.50      01/26/03    $12,715    $32,165
                         800 (4)        8.1%           25.50      01/26/03     12,715     32,165

(1) Options and SARs were granted on January 26, 1993 at a price of $25.50 per share.
(2) These amounts, based on assumed appreciation rates of 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.
(3) Incentive Stock Options. Options vest and become exercisable 20% each year and expire after 10 years.
(4) Stock Appreciation Rights. SARs may only be paid on the date that is ten years from the date of grant.
                                       10

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES
     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock and unexercised Stock Appreciation Rights granted under the 1984 Incentive Stock Option Plan and Stock Appreciation Rights Plan.

                               AGGREGATED OPTION/SAR EXERCISES DURING FISCAL YEAR 1993,
                                           AND 1993 FY-END OPTION/SAR VALUES
                                                                        NUMBER OF
                                                                       SECURITIES
                                                                       UNDERLYING               VALUE OF UNEXERCISED
                                                                       UNEXERCISED                 IN-THE-MONEY
                           SHARES ACQUIRED                          OPTIONS/ SARS AT              OPTIONS/SARS AT
                             ON EXERCISE          VALUE         DECEMBER 31, 1993 (POUND)     DECEMBER 31, 1993 ($) (2)
         NAME                  (POUND)         REALIZED ($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE

R. Randall Rollins (1)             --                  --                  --  /--                              --
Gary W. Rollins (1)                --                  --                  --  /--                              --
Gene L. Smith                      --                  --              2,160/4,840                 $33,838/$51,757

(1) R. Randall Rollins and Gary W. Rollins did not have any unexercised Incentive Stock Options as of December 31, 1993.
(2) Based on the closing price on the New York Stock Exchange -- Composite Transactions of the Company's Common Stock on that date ($27 1/4).
            LONG-TERM INCENTIVE PLAN AWARDS DURING FISCAL YEAR 1993
     There were no Long-Term Incentive Plan Awards to the named executives during fiscal year 1993 other than the 800 Incentive Stock Options and 800 Stock Appreciation Rights that were awarded to Gene L. Smith and are disclosed in the Option/SAR Grants in fiscal year 1993 table which is presented above.
                                 BENEFIT PLANS
     The Rollins, Inc. Retirement Income Plan is a trusteed defined benefit pension plan. The amounts shown on the following table are those annual benefits payable for life on retirement at age 65. The amounts computed in the following table assume: (a) that the participant remains in the service of the Company until his normal retirement date at age 65; (b) that the participant's earnings continue at the same rate as paid in the year ended December 31, 1993 during the remainder of his service until age 65; (c) that the normal form of benefit is a single-life annuity; and (d) that the Plan continues without substantial modification.

                                              PENSION PLAN TABLE
                                               YEARS OF SERVICE
REMUNERATION                  15          20          25          30          35
$100,000................     $22,500   $ 30,000    $ 37,500    $ 45,000    $ 45,000
200,000.................      45,000     60,000      75,000      90,000      90,000
300,000.................      67,500     90,000     112,500     135,000     135,000
400,000.................      90,000    120,000     150,000     180,000     180,000
500,000.................     112,500    150,000     187,500     225,000     225,000
600,000.................     135,000    180,000     225,000     270,000     270,000
700,000.................     157,500    210,000     262,500     315,000     315,000
800,000.................     180,000    240,000     300,000     360,000     360,000

The above table does not reflect the Plan offset for Social Security average earnings, the maximum limit on covered compensation under Section 401(a)(17) of the Internal Revenue Code, or the maximum benefit limitations under Section 415 of the Internal Revenue Code. The covered compensation for the named executives is identical to the salary reflected in the Summary Compensation Table under the two columns titled Salary and Bonus.
                                       11

     Retirement income benefits are based on the average of the employee's compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years (final average compensation) immediately preceding the employee's retirement date or, if earlier, the date of his termination of employment. All full-time corporate employees of the Company and its subsidiaries (other than employees subject to collective bargaining agreements) are eligible to participate in the Retirement Income Plan after completing one year of service as an employee. The benefit formula calculated is 1 1/2% of final average compensation less 3/4% of final average FICA earnings multiplied by years of service (maximum 30 years). The Plan also provides reduced early retirement benefits under certain conditions. In accordance with the Internal Revenue Code of 1986, the maximum annual benefit that could be payable to a Retirement Income Plan beneficiary in 1994 is $118,800. However, this limitation does not affect previously accrued benefits of those individuals who became entitled to benefits in excess of $118,800 prior to the effective date of applicable provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986. In accordance with Internal Revenue Code of 1986, the maximum compensation recognized by the Retirement Income Plan is $235,840 in 1993. The Omnibus Budget Reconciliation Act of 1993 reduced the maximum recognized compensation to $150,000 effective January 1, 1994. This reduction will not reduce retirement benefits accrued through December 31, 1993.
     The current credited years of service for the three individuals named in the Summary Compensation Table, each of whom is a participant in the Plan, are:
R. Randall Rollins, 10 years; Gary W. Rollins, 28 years; and Gene L. Smith, 8 years.
     Effective October 1, 1983, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Internal Revenue Code (Rollins Retirement Account). The only form of benefit payment under the Rollins Retirement Account is a single lump-sum payment equal to the balance in the participant's account on the quarterly valuation date preceding date of distribution. Under the Rollins Retirement Account, the full amount of a participant's accrued benefit is payable upon his termination of employment, attainment of age 59 1/2 with respect to pre-tax deferrals only, retirement, total and permanent disability, or death. Amounts contributed to the accounts of executive officers for 1993 under this plan are reported in the All Other Compensation column of the Summary Compensation Table above.
                                       12

                     PROPOSAL TO APPROVE THE ROLLINS, INC.
                       1994 EMPLOYEE STOCK INCENTIVE PLAN
     The Board of Directors recommends that the shareholders vote FOR the approval of the Rollins, Inc. 1994 Employee Stock Incentive Plan (the 1994
Plan). The 1994 Plan was adopted by the Board of Directors on January 25, 1994, effective as of the date of such approval. An aggregate of 1,200,000 shares of Common Stock have been reserved for issuance under the 1994 Plan. The 1994 Plan provides for the granting to directors and key employees of the Company (Participants) stock options, stock appreciation rights (SARs), and/or other awards valued in whole or in part by reference to, or based upon, the Company's $1.00 par value Common Stock, including without limitation, restricted stock. The 1994 Plan will be administered by the Board of Directors or a duly appointed committee thereof (the Committee). The 1994 Plan will afford the Company latitude in tailoring incentive compensation to support corporate and business objectives, and to anticipate and respond to a changing business environment and competitive compensation practices. The 1994 Plan is intended to replace the Company's Employee Incentive Stock Option Plan, and following approval of the 1994 Plan by the shareholders, no further awards will be made under the 1984 Employee Incentive Stock Option Plan. The following is a description of the principal features of the 1994 Plan, a copy of which is attached as Exhibit A to this Proxy Statement. The description which follows is qualified in its entirety by Exhibit A.
     The Committee will consist of at least two directors who are disinterested persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (Rule 16b-3). Members of the Committee will not be eligible to receive options or other grants under the 1994 Plan. It is anticipated that the 1994 Plan will be administered by the Compensation Committee and will satisfy the requirements of Rule 16b-3. The Committee will have exclusive discretion to select the Participants, to determine the type, size and terms of each award, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the 1994 Plan. The 1994 Plan will terminate ten years from January 25, 1994, the date that it was initially approved and adopted by the Board of Directors of the Company. With limited exceptions, including termination of employment as a result of death, disability or retirement, option and other awards under the 1994 Plan are forfeited if a recipient's employment or performance of services terminates following the grant of the award but prior to its exercise and/or vesting. Generally, a Participant's rights and interest under the 1994 Plan will not be transferable except by will or by the laws of descent and distribution.
     There is no maximum number of persons eligible to receive options, SARs, restricted stock and other awards under the 1994 Plan. It is currently estimated that the eligible group will be comprised of approximately 125 persons.
     Options, which include nonqualified stock options and incentive stock options, are rights to purchase a specified number of shares of Common Stock at a price fixed by the Committee. In the case of incentive stock options, the option price may not be less than the fair market value of the underlying shares of Common Stock at the time of grant. In the case of nonqualified stock options, the option price may not be less than 90% of such fair market value. On February 28, 1994, the closing price of the Company's Common Stock on the New York Stock Exchange was $29 3/8 per share. Options generally will expire not later than ten years after the date on which they are granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted Common Stock held for at least six months, or any combination thereof) as the Committee may determine. In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if taking into account such option the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000. In addition, special restrictions concerning the option price and the period during which the option may be exercised will be applicable in the case of any individual who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company.
                                       13

     An SAR may be granted alone, or a holder of an option or other award may be granted a related SAR either at the time of grant or by amendment of the option or award thereafter. Upon exercise of an SAR, the holder must surrender the SAR and surrender, unexercised, any related option or other award, and the holder will receive in exchange, at the election of the Committee, cash or Common Stock, or any combination thereof, equal in value to the difference between the exercise price or option price per share and the fair market value per share on the last business day preceding the date of exercise, times the number of shares subject to the SAR, or portion thereof, which is exercised.
     A restricted stock award is an award of a given number of shares of Common Stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.
     The 1994 Plan is subject to amendment or termination by the Board of Directors without shareholder approval as deemed in the best interests of the Company. However, no such amendment may (i) materially increase the benefits accruing to Participants under the 1994 Plan, (ii) materially increase the number of shares which may be issued under the 1994 Plan, (iii) materially modify the requirements as to eligibility for participation in the 1994 Plan, or
(iv) reduce the amount of any previously granted award or adversely change the terms and conditions thereof, without the consent of the holder of such award.
     In general, subject to the discretion of the Board of Directors, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc. being hereinafter referred to as a Non-Acquiring Transaction) while unexercised options or SARs are outstanding under the 1994 Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding option or SAR shall be entitled, upon exercise of such option or SAR, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the option or SAR shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution, or, in the case of an SAR, an equivalent cash payment or combination of cash and securities. Other awards under the 1994 Plan will receive such treatment in connection with Non-Acquiring Transactions as the Committee shall determine at or after the date of grant.
     The following table sets forth all awards granted under the 1994 Plan prior to the date hereof to each of the individuals and groups named therein. All such grants were in the form of incentive stock options, restricted stock or some combination of the two and were made as of January 25, 1994, contingent upon shareholder approval of the 1994 Plan. No awards have been granted under the 1994 Plan to any nominees for director or to any associate of any of the Company's directors, executive officers or nominees for director. The only individual who received 5% or more of the awards granted pursuant to the 1994 Plan was Vince Stevens, Senior Vice President for the Company's Orkin Division, who received grants for an aggregate of 16,600 units. It is not expected that any additional awards will be granted under the 1994 Plan during 1994. Although it is anticipated that additional grants under the 1994 Plan will be made subsequent to 1994, the nature and amounts of such grants are not determinable at this time.
                                       14

                               NEW PLAN BENEFITS
                ROLLINS, INC. 1994 EMPLOYEE STOCK INCENTIVE PLAN

NAME AND POSITION                                                                       NUMBER OF UNITS
R. Randall Rollins...................................................................        0
Gary W. Rollins......................................................................        0
Gene L. Smith........................................................................      8,100
Executive Group......................................................................      8,100
Non-Executive Director Group.........................................................        0
Non-Executive Officer Employee Group.................................................     192,900

              CERTAIN FEDERAL TAX CONSEQUENCES UNDER THE 1994 PLAN
     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 1994 Plan. It is based on the Internal Revenue Code of 1986 and interpretations thereof as in effect on the date of this proxy statement.
     An optionee to whom a nonqualified stock option is granted will not recognize income as a result of the grant of the option. However, upon exercise of the nonqualified stock option, the optionee will generally recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock received pursuant to exercise of the option (the Shares) over the exercise price. However, taxation will be deferred (i) if the Shares are subject to restrictions imposed by the Committee which could result in a substantial risk of their forfeiture or (ii) if the optionee is subject to the forfeiture provisions of Section 16(b) of the Exchange Act, unless the optionee makes an election pursuant to Section 83(b) of the Code (an 83(b) Election), within 30 days of receipt of the Shares, to be taxed on the date of receipt of the Shares. If no 83(b) Election is made, the optionee will recognize ordinary compensation income at the time the Shares are no longer subject to such restrictions or the optionee is no longer subject to Section 16(b) liability as a result of the transfer of the Shares, in an amount equal to the excess of the value of the Shares at such time over the amount paid for them. The optionee's tax basis for the Shares will be equal to the exercise price paid by the optionee plus the amount includable in the optionee's gross income as compensation, and the optionee's holding period for the Shares will commence on the date on which the Shares are acquired.
     An optionee to whom an incentive stock option which qualifies under Section 422 of the Code is granted generally will not recognize income at the time of grant of the incentive stock option or at the time of its exercise. However, the excess of the fair market value of the Shares of stock subject to the option (the Incentive Shares) over the exercise price of the option at the time of its exercise is an adjustment to taxable income in determining an optionee's alternative minimum taxable income and ultimately his alternative minimum tax
(AMT). As a result, this adjustment could cause the optionee to be subject to AMT or increase his AMT liability.
     If an optionee who has exercised an incentive stock option does not sell the Incentive Shares until more than one year after exercise and more than two years after the date of grant, such optionee will normally recognize long term capital gain or loss equal to the difference, if any, between the selling price of the Incentive Shares and the exercise price. If the optionee sells the Incentive Shares before the time periods expire (a disqualifying disposition) he or she will recognize ordinary compensation income equal to the lesser of (i) the difference, if any, between the fair market value of the Incentive Shares on the date of exercise and the exercise price of the option, and (ii) the difference, if any, between the selling price for the Incentive Shares and the exercise price of the option. Any other gain or loss on such sale will normally be capital gain or loss. The tax basis of the Incentive Shares to the optionee, for purposes of computing such other gain or loss, should be equal to the exercise price paid (plus, in the case of an early disposition, the amount includable in the optionee's gross income as compensation, if any).
     With respect to either nonqualified or incentive stock options, if an optionee delivers shares of the Company's Common Stock in part or full payment of the option price, the optionee generally will be treated as having exchanged such shares for an equivalent number of the shares received upon
                                       15
exercise of the option (the Exchange Shares), and no gain or loss will be recognized with respect to the shares surrendered to the Company in payment of the option price. In such a case, the optionee will have a tax basis in the Exchange Shares which is the same as the optionee's tax basis in the shares of stock delivered in payment of the option price. The remaining shares received upon exercise of the option (other than the Exchange Shares) will, in the case of nonqualified options, have a tax basis equal to the income recognized on the exercise of the option plus any additional consideration paid pursuant to the exercise of the option, and in the case of incentive stock options, will have a tax basis equal to any additional consideration paid pursuant to the exercise of the option.
     The grant of SARs in connection with the issuance of a nonqualified stock option or an incentive stock option will not result in taxable income to the grantee. At the time an SAR is exercised, an grantee will recognize ordinary compensation income in an amount equal to the cash or the fair market value of any other property the grantee receives to satisfy the SAR.
     An officer, employee or other individual who receives stock pursuant to a restricted stock award (the Restricted Shares) should not recognize any taxable income upon the receipt of such award (unless such recipient makes an
83(b) Election). Any recipient who does not make an 83(b) Election will recognize taxable compensation income at the later of (i) the time his or her interest in the Restricted Shares is no longer subject to a substantial risk of forfeiture under the terms of the grant, or (ii) the time he or she is no longer subject to Section 16(b) liability upon transfer of the Restricted Shares, in an amount equal to the fair market value of the Restricted Shares at such time. The tax basis of the Restricted Shares to the recipient should be equal to the amount includable in the recipient's gross income as compensation, and the recipient's holding period for the Restricted Shares should normally commence on the day following the date on which the value of such Shares is includable in income. Dividends paid on Restricted Shares prior to the lapse of the restrictions (if an 83(b) Election is not made) should be included in the income of the recipient as taxable compensation income when received.
     Different tax rules will apply to a recipient of a restricted stock award if the recipient makes a timely 83(b) Election. In such event the recipient will recognize the fair market value of the Restricted Shares as taxable compensation income at the time of their receipt. Any gain recognized on a subsequent sale of the Restricted Shares, after a holding period of one year has elapsed, will be treated as long term capital gain.
     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 1994 Plan.
                         INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen & Co. served as the Company's auditors for 1993. As is its policy, upon the recommendation of the Audit Committee, the Board of Directors shall select a firm of certified public accountants for 1994. It is anticipated that a representative of Arthur Andersen & Co. will be present at the Annual Meeting to answer questions and make a statement should such representative so desire.
                             SECTION 16 COMPLIANCE
     The Company has completed a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company by all Directors, Officers and greater than 10 percent stockholders subject to the provisions of Section 16 of the Securities Exchange Act of 1934. In addition, the Company has a written representation from all Directors, Officers and greater than 10 percent stockholders from whom no Form 5 was received, indicating that no Form 5 filing was required. Based solely on this review, the Company believes that filing requirements of such persons under Section 16 for the fiscal year ended December 31, 1993 have been satisfied.
                                       16

                             STOCKHOLDER PROPOSALS
     Appropriate proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company by November 18, 1994 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 90 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which this proxy statement relates, the Company shall, in a timely manner, inform its stockholders of the change and the date by which proposals of stockholders must be received.
                      VOTING PROCEDURES AND VOTE REQUIRED
     The Chairman of the Board of Directors of the Company will select a representative of the Company's transfer agent as Inspector of the Election, to determine the eligibility of persons present at the Meeting to vote and to determine whether the name signed on each proxy card corresponds to the name of a stockholder of the Company. The Inspector shall also determine whether or not a quorum of the shares of the Company (consisting of a majority of the votes entitled to be cast at the Meeting) exists at the Meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum exists and a vote is taken at the Meeting, the Inspector shall tabulate (i) the votes cast for or against each proposal and (ii) the abstentions in respect of each proposal.
     In accordance with the Delaware General Corporation Law, the election of the nominees named herein as directors will require the affirmative vote of a plurality of the votes cast by the share of Company Common Stock entitled to vote in the election provided that a quorum is present at the Meeting.
     In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast in favor of a proposal to the number of votes cast against the proposal, and hence only votes for or against the proposal (and not abstentions or broker non-votes) are relevant to the outcome. The proposal for approval of the 1994 Employee Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the proposal. Abstentions will have the effect of negative votes with respect to this proposal, while broker non-votes will have no effect on the outcome of the proposal.
                                       17

                                 MISCELLANEOUS
     The Company's Annual Report for the calendar year ended December 31, 1993 is being mailed to stockholders with this proxy statement.
     UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 1994 ANNUAL MEETING OF STOCKHOLDERS, THE COMPANY WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1993. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE MADE IN WRITING, ADDRESSED TO ROLLINS, INC., P.O. BOX 647, ATLANTA, GEORGIA 30301, ATTENTION:
GENE L. SMITH, SECRETARY.
     Management knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting; and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.
                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          Gene L. Smith, SECRETARY
Atlanta, Georgia
March 18, 1994
                                       18

                                 ROLLINS, INC.
PROXY
         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ROLLINS, INC. FOR
      ANNUAL MEETING OF STOCKHOLDERS, TUESDAY, APRIL 26, 1994, 11:30 A.M.
    The undersigned hereby constitutes and appoints R. RANDALL ROLLINS and GARY
W. ROLLINS, and each of them, jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 26, 1994, at 11:30 a.m., at 2170 Piedmont Road, N.E., Atlanta, Georgia, or any adjournment thereof.
    The undersigned acknowledges receipt of Notice of the aforesaid Annual Meeting and Proxy Statement, each dated March 18, 1994, grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place or stead. The undersigned instructs said proxies, or either of them, to vote as follows:
1. ( ) FOR all Class II nominees;     ( ) FOR all Class II nominees, except as
   indicated below; or
   ( ) REFRAIN from voting for the election of John W. Rollins, and Gary W. Rollins
   (INSTRUCTIONS: To refrain from voting for any individual nominee, write that nominee's name on the space provided below.)
2. ( ) For the proposed 1994 Employee Stock Incentive Plan; or
   ( ) Against the proposed 1994 Employee Stock Incentive Plan; or
   ( ) REFRAIN from voting for the proposed 1994 Employee
  Stock Incentive Plan.
3. ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
                                     (over)

                          (continued from other side)
ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE 1994 EMPLOYEE STOCK INCENTIVE PLAN. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
                                                          PROXY
                                          PLEASE SIGN BELOW, DATE AND RETURN
                                          PROMPTLY
                                                        Signature
                      Dated:
                                          (Signature should conform to name and
                                          title stenciled hereon. Executors,
                                          administrators, trustees, guardians
                                          and attorneys should add their title
                                          upon signing.)
   NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
                          MAILED IN THE UNITED STATES.

**************************APPENDIX TO 14A***********************************

Rollins Logo appears on first page where indicated.

On page 8 a Five-Year Comparison Graph of cumulative total return* appears where indicated.
The plot points are as follows:

                    Measurement Period (fiscal year covered)

                1988      1989      1990      1991    1992      1993

ROLLINS INC     $100.00   $106.66  $127.25    $175.58 $229.90  $260.23
S&P 500         $100.00   $131.69  $127.60    $166.47 $179.15  $197.21
S&P COMM SVCS   $100.00   $108.80  $ 91.36    $ 99.31 $ 98.33  $ 95.28

    Assumes initial investment of $100
    * Total Return Assumes Reinvestment of Dividends
    Note: Total Returns Based on Market Capitalization